Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events

19. Subsequent events

On February 10, 2026, the Company announced a dividend of $0.625 per Class A common share from the earnings of the fourth quarter of 2025 paid on March 6, 2026, to common shareholders of record as of February 24, 2026.

During the fourth quarter of 2025, the Company agreed to purchase three ECO 8,586 TEU, Korean-built containerships for an aggregate price of approximately $90,000, of which two were delivered on various dates in December 2025 and the third one on January 9, 2026. The Company funded the acquisitions with cash on hand, with the potential to secure financing at a later stage. As of December 31, 2025, the Company had paid $30,200 as an advance for the third ECO 8,586 TEU vessel acquisition, Cypress, which was delivered on January 9, 2026.